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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   April 27, 2001
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                           ENTRUST TECHNOLOGIES INC.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


           000-24733                                          62-1670648
    ------------------------                                ---------------
    (Commission File Number)                                 (IRS Employer
                                                           Identification No.)
    One Preston Park South
    4975 Preston Park Boulevard, Suite 400
    Plano, Texas                                                  75093
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    (Address of Principal Executive Offices)                    (Zip Code)


                                (972) 943-7300
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              Registrant's Telephone Number, Including Area Code

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
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          The purpose for filing this report is to update the description of the securities of Entrust Technologies Inc. We anticipate incorporating this description by reference into filings that we make with the Securities and Exchange Commission from time to time, including any registration statements on Form S-3 or Form S-8. The following information constitutes the "Description of Securities" required by Item 202 of Regulation S-K.

                          Description of Capital Stock

          The following description summarizes the material terms of our common stock and preferred stock, as well as relevant provisions of our charter and bylaws and the Maryland General Corporation Law. For a complete description of the terms of our common stock and preferred stock, please refer to our charter and bylaws, each as amended and/or restated to date. While the terms summarized below will apply generally to any shares of common stock or preferred stock that we may offer in the future, we will describe the particular terms of any series of these securities in more detail in the applicable prospectus relating to the offering of these securities. The terms of any common stock or preferred stock that we offer pursuant to a prospectus may differ from the terms described below, and any such additional and/or different terms will be set forth in that prospectus.

          On January 26, 2001, our board of directors adopted, and recommended that our stockholders approve, articles of amendment to our charter to, among other things, (1) increase the total number of authorized shares of our common stock, $.01 par value per share, from 100,000,000 shares to 250,000,000 shares and (2) eliminate the special voting stock from our authorized capital and delete all references to special voting stock contained in our charter, as amended and restated as of that date. Our stockholders adopted the foregoing proposal at their annual meeting on April 27, 2001, and we filed the articles of amendment of charter with the State Department of Assessments and Taxation of Maryland effecting the approved changes to our authorized capital stock on that date. On April 30, 2001, there were 63,075,172 shares of our common stock issued and outstanding. Our charter also authorizes us to issue up to 5,000,000 shares of preferred stock, $0.01 par value per share, of which no shares are issued and outstanding on the date hereof.

Common Stock

          Voting. For all matters submitted to a vote of stockholders, each holder of common stock is entitled to one vote for each share registered in his or her name on our books. Our common stock does not have cumulative voting rights. As a result, subject to the voting rights of any outstanding preferred stock, of which there currently is none, holders of more than 50% of the outstanding common stock entitled to elect members of our board of directors can elect all of the directors who stand for election in a particular year.

          Dividends. If our board of directors declares a dividend, holders of our common stock will receive payments from our funds that are legally available to pay dividends. However,

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this dividend right is subject to any preferential dividend rights of the holders of any outstanding preferred stock.

          Liquidation and Dissolution. If we liquidate or dissolve, the holders of our common stock will be entitled to receive ratably the net assets of Entrust that remain after we pay all of our debts and other liabilities, including any amounts owed to the holders of any outstanding preferred stock.

          Other Rights and Restrictions. Holders of our common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of our common stockholders are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Neither our charter nor our bylaws restrict the ability of a person to transfer shares of our common stock owned by him or her.

          Listing. Our common stock is listed on the Nasdaq National Market under the symbol "ENTU."

          Transfer Agent and Registrar. The transfer agent and registrar for our common stock is ComputerShare Investor Services, LLC.

Preferred Stock

          Our charter authorizes our board of directors to issue preferred stock in one or more series and to determine and fix the rights, preferences, privileges and restrictions, including without limitation, voting rights, dividend rights, liquidation preferences, conversion rights and redemption privileges of each series of preferred stock. The terms of each series of preferred stock will be stated in the articles supplementary relating to that series and filed with the State Department of Assessments and Taxation of Maryland. The preferred stock could have other rights, including economic rights senior to our common stock, so that the issuance of the preferred stock could adversely affect the market value of our common stock. The issuance of the preferred stock may also have the effect of delaying, deferring or preventing a change in control of Entrust without any action by our stockholders.

Certain Effects of Authorized But Unissued Stock

          Shares of our common stock and preferred stock are available for future issuance without further stockholder approval. We may use these additional shares for a variety of corporate purposes, including raising additional capital, acquiring other companies or businesses, or paying stock dividends on our capital stock.

          The existence of unissued and unreserved shares of common stock and preferred stock may enable our board of directors to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to acquire a majority of our outstanding voting stock, whether by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management. In addition, the issuance of preferred stock could dilute the voting power of holders of our common stock and reduce the likelihood that the holders of our common stock will receive dividend payments or payments upon a liquidation of Entrust.

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Warrants

          As of April 30, 2001, the following two warrants to purchase shares of our common stock were outstanding:


                              No. of Shares of Common
            Exercise Price      Stock Under Warrant     Expiration Date
            --------------    -----------------------   ---------------
               $21.92                 159,692            April 11, 2003
                 6.87                 258,333            April 22, 2004


Neither warrant confers upon its holder any rights as a stockholder of Entrust. In the event of a subdivision of our common stock or the payment of a stock dividend with respect to our common stock, the exercise prices of the warrants will be proportionately decreased and the number of shares purchasable under the warrants will be proportionately increased. In the event of a combination of our common stock, the exercise prices of the warrants will be proportionately increased and the number of shares purchasable under the warrants will be proportionately decreased. The warrants and the shares of common stock purchasable under the warrants are subject to various restrictions on transfer as set forth in the warrants.

Business Combination Statute, Control Share Acquisition Statute and Unsolicited Takeovers Statute

          We are subject to Section 3-601 et seq. of the Maryland General Corporation Law, referred to as the "business combination statute." The business combination statute prohibits a Maryland corporation which is subject to the statute from engaging in a "business combination" with an "interested stockholder" or any affiliate of an interested stockholder for a period of five years after the most recent date on which the interested stockholder became an interested stockholder unless an exemption is available. Thereafter, any business combination between the corporation and an interested stockholder or any affiliate of the interested stockholder must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least
(1) 80% of the votes entitled to be cast by all holders of outstanding voting shares of the corporation and (2) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the interested stockholder with whom the business combination is to be effected. The votes described in the immediately preceding sentence are not required in the case of a business combination where (A) the corporation's stockholders receive a minimum price, as described in the business combination statute, for their shares and (B) the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A "business combination" includes mergers or similar transactions subject to a statutory stockholder vote and additional transactions involving transfers of assets or securities in specific amounts. With respect to a corporation, an "interested stockholder" is:


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            o    any person who beneficially owns, directly or indirectly, 10%
                 or more of the voting power of the corporation's outstanding voting shares after the date on which the corporation had 100 or more beneficial owners of its stock; or

            o any affiliate or associate of the corporation who, at any time within the preceding two years and after the date on which the corporation had 100 or more beneficial owners of its stock, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

          The business combination statute does not apply, however, to business combinations that are (1) exempted in the corporation's charter prior to the time the corporation became subject to the business combination statute or (2) approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder. A corporation that is subject to the business combination statute may amend its charter to elect not to be subject to the statutory requirements with respect to one or more interested stockholders only upon the affirmative vote of at least (A) 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and (B) two-thirds of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested stockholders. Our charter provides that business combinations between Entrust and any of Nortel Networks Corporation, Nortel Networks Inc. or any of their respective affiliates, successors or assigns, are exempt from the provisions of the business combination statute.

          Section 3-701 et seq. of the Maryland General Corporation Law, referred to as the "control share acquisition statute," provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror or by officers or directors who are employees of the corporation. Our charter generally exempts the applicability of the control share acquisition statute to any control share acquisition of any shares of our capital stock.

          Section 3-801 et seq. of the Maryland General Corporation Law, or the "unsolicited takeovers statute," contains various provisions to which a corporation may elect to be subject pursuant to a provision in its charter or a resolution of its board of directors. These provisions relate to the establishment of separate classes of directors, a two-thirds vote for removal of a director and the written request of a majority of stockholders to call a special meeting. Our charter contained comparable provisions prior to the enactment of the statute in 1999. Section 2-201(c) of the Maryland General Corporation Law permits a corporation to adopt a stockholder rights plan without stockholder consent provided that the plan is properly authorized and implemented by the corporation's board of directors.

          The business combination statute, the control share acquisition statute and the unsolicited takeovers statute could have the effect of discouraging takeover proposals and delaying or preventing a change of control of Entrust that is not approved by our board of directors.


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Board of Directors

          Our charter provides for the division of our board of directors into three classes as nearly equal in size as possible with staggered three-year terms. Our charter also provides that directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the outstanding shares of our capital stock entitled to vote. Any vacancy on our board of directors, however occurring, including a vacancy resulting from an enlargement of our board of directors, may only be filled by vote of a majority of the directors then in office. The limitations on the removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of Entrust.

Amendment of Charter

          Maryland General Corporation Law provides generally that the affirmative vote of two-thirds of the shares entitled to vote on any matter is required to amend a corporation's charter unless a corporation's charter requires a greater percentage. Our charter requires the affirmative vote of the holders of at least 75% of the shares of our capital stock issued and outstanding and entitled to vote to amend or repeal any of the provisions described in the immediately preceding paragraph.

Stockholder Meetings

          Our charter provides that any action required or permitted to be taken by our stockholders at an annual meeting of stockholders may only be taken if it is properly brought before such meeting. Our bylaws further provide that special meetings of the stockholders may only be called by our president, our board of directors or our secretary upon the request of the holders of at least 50% of the shares of our capital stock entitled vote. Under our bylaws, in order for any matter to be considered "properly brought" before an annual meeting, a stockholder must comply with specified requirements regarding advance notice to Entrust. These provisions may discourage another person from making a tender offer for common stock, because the person, unless it acquired at least 50% of our outstanding voting securities, would be able to take action as a stockholder, for example, electing new directors or approving a merger, only at the annual meeting of stockholders.

          Section 3-201 et seq. of the Maryland General Corporation Law allows a stockholder to demand and receive fair value of its stock from a corporation's successor if the corporation consolidates with or merges into another corporation or under other limited circumstances. Section 3-202(c) exempts stock that is listed on a national securities exchange or certain Nasdaq markets as well as where the charter explicitly states that holders of the stock are not entitled to exercise the rights of an objecting stockholder. Our charter does not currently contain such an opt-out provision.

Indemnification of Officers and Directors

          Section 2-418 of the Maryland General Corporation Law provides that, unless a corporation's charter includes a provision which restricts or limits the corporation's right to indemnify its officers and directors, the corporation may indemnify a director or officer with

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respect to proceedings instituted against the officer or director by reason of his or her service in that capacity, unless:

            o the act or omission in question was material and was committed in bad faith or was the result of active and deliberate dishonesty;

            o    the director or officer received an improper personal benefit;
                 or

            o the director or officer had reasonable cause to believe that the act or omission was unlawful.

          The Maryland General Corporation Law also allows indemnification of a director and advancement of expenses for a proceeding brought by that director against the corporation to enforce indemnification, or if expressly provided for in the charter, bylaws, a resolution of the board of directors or an agreement by the corporation approved by the board.

          Our charter contains provisions eliminating a director's or officer's liability for monetary damages to Entrust or its stockholders, except to the extent the director or officer actually received an improper benefit or profit or the director's or officer's action was the result of active and deliberate dishonesty. In addition, our charter and bylaws provide that we will indemnify and advance expenses to our current and former directors to the fullest extent permitted by the Maryland General Corporation Law and that we will indemnify and advance expenses to our officers to the same extent as our directors and to such further extent as is consistent with law. However, nothing in our charter or bylaws protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. To the extent that a director has been successful in defense of a proceeding, unless limited by charter, the Maryland General Corporation Law provides that he shall be indemnified against reasonable expenses incurred in connection with the proceeding.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2001                           ENTRUST TECHNOLOGIES INC.


                                             By: /s/ David L. Thompson
                                                 ----------------------
                                                 David L. Thompson
                                                 Executive Vice President,
                                                 Finance and Administration
                                                 and Chief Financial Officer

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